Exhibit 10.1

FOURTH AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Fourth Amendment to Agreement and Plan of Merger is made and entered into as of the 20th day of March 2007, by and between BIOSTEM, INC., a Nevada Corporation, BIOSTEM ACQUISITION COMPANY, INC., a Delaware Corporation and CRYOBANKS INTERNATIONAL, INC., a Delaware Corporation.

Reference is made to that certain Agreement and plan of Merger dated 21 November, 2005, by and among the parties hereto and particularly to Section 7.01(c) thereof which the parties hereto now wish to amend.

The parties hereto agree to amend said Section 7.01(c) by changing the date March 1, 2006 therein, which was previously amended to March 31, 2007, to the date June 30, 2007.

In Witness Whereof the parties hereto have executed this Second Amendment as of the date set forth herein above.

BIOSTEM, INC     CRYOBANKS INTERNATIONAL, INC

By:  /s/ Marc Ebersole    By:     /s/ Dwight Brunoehler
 Marc Ebersole                                                      Dwight Brunoehler

BIOSTEM ACQUISITION COMPANY, INC

By:  /s/ Marc Ebersole
Marc Ebersole